EXHIBIT 23.1

          INDEPENDENT AUDITOR'S CONSENT

          We consent to the incorporation by reference in this Registration Statement of Ballard Medical Products on Form S-8 of our reports dated November 9, 1995 (November 14, 1995, as to the fourth and fifth paragraphs of Note 8), appearing in the Annual Report on Form 10-K of Ballard Medical Products for the year ended September 30, 1995.

                                             DELOITTE & TOUCHE LLP

                                             Salt Lake City, Utah
                                             March 12, 1996